UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  05/13/2009

Piedmont Office Realty Trust, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  000-25739

MD	58-2328421
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

11695 Johns Creek Parkway
Suite 350
Johns Creek, GA 30097-1523
(Address of principal executive offices, including zip code)

770-418-8800
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.    Regulation FD Disclosure

On May 13, 2009, Piedmont Office Realty Trust (the "Registrant") authorized the attached letter to be sent to stockholders who have submitted requests for redemption under the Registrant's share redemption program ("SRP") stating that the pool of funds that had been designated by the Board of Directors to be used to redeem ordinary share redemption requests in 2009 has been exhausted. Requests related to death and required minimum distribution ("RMD") redemptions currently remain available. The letter to stockholders is attached as Exhibit 99.1 to this Current Report on Form 8-K. Pursuant to the rules and regulations of the Securities and Exchange Commission, such exhibit and the information set forth therein are deemed to have been furnished and shall not be deemed to be "filed" under the Securities Exchange Act of 1934.

The Registrant's SRP divides the total pool of shares available for redemption by the type of request (ordinary, death, RMD). Once the allocation for a specific type of request is exhausted, the SRP limitations prohibit further redemptions of such a type of request from occurring until the following calendar year (provided the SRP is continued). However, the exhaustion of one type of request does not preclude the other types of requests from being honored. The board of directors of the Registrant amended the SRP in March 2009 to limit the amount of capital used to redeem all shares pursuant to the SRP in 2009 to $100.0 million and further determined to allocate up to 30% for death and RMD requests.

This Form 8-K, including Exhibit 99.1 to this Current Report on Form 8-K, may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including discussions regarding the Registrant's future plans regarding the share redemption program. Such forward-looking statements can generally be identified by the Registrant's use of forward-looking terminology such as "may," "will," "expect," "intend," "anticipate," "estimate," "believe" or other similar words. Facts and figures contained in this filing are given as of the date of this filing. Factors that may cause actual results to differ materially include changes in general economic conditions, changes in real estate conditions, increases in interest rates, lease-up risks, lack of availability of financing and lack of availability of capital proceeds. Piedmont Office Realty Trust is closed to new investors. SEC filings: www.sec.gov.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibit:

Exhibit No.        Description

99.1                Letter to Stockholders, dated May 13, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Piedmont Office Realty Trust, Inc.

Date: May 15, 2009	By:	/s/ Donald A. Miller, CFA
Donald A. Miller, CFA
Chief Executive Officer and President

Exhibit Index

Exhibit No.	Description
EX-99.1	Letter to Stockholders, Dated May 13, 2009